UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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ANIKA THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

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ANIKA. RESTORE ACTIVE LIVING. Œ ANIKA THERAPEUTICS STOCKHOLDER ENGAGEMENT FOR 2022 ANNUAL MEETING MAY 2022

The Board of Directors asks that you vote FOR all proposals ANIKA REQUESTS YOUR SUPPORT AT THE 2022 ANNUAL MEETING OF STOCKH OLDERS • Proposal 1 – FOR Election of Two Class II Directors • Cheryl R. Blanchard, Ph.D. and Glenn R. Larsen, Ph.D. • Proposal 2 – FOR Amendment of 2017 Omnibus Incentive Plan • To increase the number of shares of common stock reserved for use under the plan by 950,000 shares • Proposal 3 – FOR Ratification of Independent Auditor for 2022 • Deloitte & Touche LLP • Proposal 4 – FOR Advisory “Say - on - Pay” Vote 2 Note: Please refer to our 2022 Proxy Statement filed with the SEC for detailed descriptions of proposals listed above

3 Our Values CUSTOMERS AND PATIENTS ACCOUNTABILITY INNOVATION INTEGRITY PEOPLE We engage with and invest in QUALITY We strive for the highest quality and compliance in everything we do. We live up to our promises and do the right thing, every day. We are agile and entrepreneurial in developing and delivering meaningful solutions. We are empowered and accountable to deliver results and value to all our stakeholders. TEAMWORK We operate with mutual respect and trust and are collaborative as we grow together. each other in a community that values diversity and inclusion. Vision To be the global leader in joint preservation solutions that restore active living. Mission Powered by our passionate team, we partner with clinicians to create and provide meaningful advancements in early intervention orthopedic care. We are unwavering in our commitment to quality and compliance as we develop and commercialize solutions that restore active living for people around the world. PURPOSE DRIVEN, CENTERED ON CUSTOMERS AND PATIENTS OUR GUIDING PRINCIPLES | ANIKA. RESTORE ACTIVE LIVING.

ANIKA SNAPSHOT (NASDAQ: ANIK)

Company Background

- **30+ years of global expertise** in HA-based products; **20+ years** in bone preserving joint solutions and sports medicine
- **#1 Market Position* in HA-based osteoarthritis (OA) pain management** in U.S.
- **Diversified and innovative joint preservation portfolio**
  - OA pain management
  - Regenerative solutions
  - Sports medicine soft tissue repair
  - Bone preserving joint solutions
- Full new product development pipeline including **Hyalofast®** and **Cingal®** clinical trials in the U.S.

* 2021 SmartTRAK data

Key Statistics

Founded	1992
Headquarters	Bedford, MA
Total Employees	~300
Countries Served	75+
2021 Revenue	$148M
2021 Cash & Investments	$94M

Revenue Growth and Diversification

~13% CAGR


2019
2021
$115M
90%
2%
8%
$148M
61%
33%
6%
OA Pain Management
Joint Preservation & Restoration
Non-Orthopedic

RESTORING ACTIVE LIVING FOR PEOPLE AROUND THE WORLD

ANIKA

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SEASONED LEADERSHIP TEAM DRIVING GROWTH STRATEGY 5 DECADES OF EXPERIENCE LEADING ORTHOPEDIC, REGENERATIVE MEDICINE, AND MEDICAL DEVICE COMPANIES Mike Levitz EVP, CFO & Treasurer 2020 David Colleran EVP, General Counsel & Corporate Secretary 2020 James Chase SVP, International Sales & Marketing 2018 Steve Ek VP, Research & Development 2020 Kevin Stone VP & GM, Sports Medicine 2021 Lisa Funiciello VP, Human Resources 2022 Mira Leiwant VP, Regulatory, Quality & Clinical Affairs 2019 Ben Joseph VP, U.S. Commercial & Global Brand Management 2020 Cheryl R. Blanchard, Ph.D. President & CEO Joined: 2020 Anne Nunes VP, Operations 2021 Robert Delp VP, U.S. Sales 2022

EXPERIENCED AND DIVERSIFIED BOARD OF DIRECTORS



Jeffery Thompson
Chair of the Board
Operating Partner
HealthEdge Investment Partners, LLC
Joined: 2011



Susan Vogt
Chair of Nom/Gov Comm.
Former President & CEO
Aushon Biosystems, Inc.
Joined: 2018



Jack Henneman
Chair of Compensation Comm.
Former Corporate VP & CAO
Integra LifeSciences
Joined: 2020



Steve Richard
Chair of Audit Comm.
CRO & Chief Audit Executive
Becton, Dickinson and Company
Joined: 2020



Cheryl R. Blanchard, Ph.D.
President & CEO
Anika Therapeutics, Inc.
Joined: 2018



Sheryl L. Conley
Former Group President
Zimmer, Inc
Joined: 2021



Glenn Larsen, Ph.D.
President & CEO
Aquinnah Pharmaceuticals, Inc.
Joined: 2015

SKILLS MATRIX

Skill	%
Medical Device/Biotechnology	100%
Public Company Executive	100%
Regulatory	85%
Finance & Accounting	71%
Business Development	71%
Commercialization	71%

BOARD ATTRIBUTES

61 Years Average Age

71% <5 Yr. Tenure

57% Diversity

86% Independence

ANIKA

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MULTI - YEAR STRATEGY FOR VALUE CREATION 7 KEY FOCUS AREAS • Assembled talented/experienced leadership • Integrated Arthrosurface and Parcus to accelerate growth • Transformed commercial execution • Increased and aligned R&D, quality, and operations to scale • Drove revenue diversification 2020 – 2021 Transform KEY FOCUS AREAS • Strengthen commercial capabilities • Launch new products to expand existing portfolio targeting ASC call point • Expand into additional geographic markets • Invest in clinical data and clinical trials for Hyalofast and Cingal for approval in the U.S. market 2021 – 2023 Build Foundation for Accelerated Growth KEY FOCUS AREAS • Launch new products leveraging HA regenerative capabilities into the joint preservation market • Expand into additional geographic markets • Continue clinical trials for Cingal and Hyalofast approval for the U.S. market 2023 – 2024 + Accelerate Revenue Growth and Profitability

8 OUR FOCUS ON ESG - ENVIRONMENTAL, SOCIAL AND GOVERNANCE OUR FOCUS ON ESG INCLUDES SENIOR LEADERSHIP TEAM OWNERSHIP AND CONTINUOUS BOARD OF DIRECTOR OVERSIGHT • In 2021, Anika embarked on a journey to develop a foundational ESG (Environmental, Social, Governance) framework aligned with our corporate values and issues most critical to our stakeholders • Completed a “materiality assessment” based on Sustainability Accounting Standards Board (SASB) framework, with input from key internal and external stakeholders • Identified ESG focus areas that will have continued management team sponsorship and engagement and Board of Director oversight Environmental • Climate, Energy Use and Emissions Governance • Business Ethics and Integrity • Supply Chain Management Social • Diversity and Inclusion • Safe and Healthy Workplace • Product Quality and Safety

PROPOSAL #2 – AMENDMENT OF 2017 OMNIBUS INCENTIVE PLAN 9 • The Board recommends that you vote FOR the approval of the Amendment to the 2017 Omnibus Incentive Plan • The strategic transformation of Anika requires experienced and motivated employees with expanded skills, capabilities and experience • W e are seeking approval of 950,000 additional shares under our 2017 Omnibus Incentive Plan • The shares requested are necessary to attract, motivate and retain highly qualified employees • We face significant competition for attracting experienced employees in the life science labor market; failure to hire and retain key personnel could have a material adverse effect on our business • Shares currently available will likely be insufficient to continue to make awards beyond early 2023 • Requested share amount is below the 1.1M share annual request approved in 2021 • We believe the request for 950,000 additional shares will be sufficient for approximately one year • Equity compensation is preferrable to cash to align incentives of employees with stockholders • Current pool: 934,089 shares (as of April 13, 2022) • New pool: 1,884,089 shares (subject to stockholder approval) • 950,000 new shares: 6.5% dilution • 3 - year avg burn rate = 8.63% Request is designed to limit dilution while providing the minimum annual equity, at market, needed to attract and incentivize key employees to execute our business transformation and drive long - term stockholder value Note: Please see pages 5, 49 - 57 and Appendix A in our 2022 Proxy Statement

PROPOSAL #4 – ADVISORY SAY - ON - PAY 10 • The Board recommends that you vote FOR the advisory “Say - on - Pay” vote x Executive compensation program designed to link pay with performance x Average ~85 % Say - on - Pay approval last 4 years x Balanced approach Pay - For - Performance Compensation Element Description Objectives Base salary • Fixed cash compensation • Provide appropriate level of fixed compensation based on role, responsibility, performance and competitive market practices Cash bonuses • Annual cash award based on performance of company and individual • Overall cash bonus capped at 200% of the target payout • Reward the achievement of financial results, organizational development, business and technical development, individual goals and contribution to building long - term stockholder value Equity - based grants • Grants of equity awards, including restricted stock unit awards and stock options, under our equity plan • Includes performance - based and time - vesting equity awards • Align interests of our executive officers with those of our stockholders in terms of long - term value generation • Provide executive officers with opportunity to be compensated based on meaningful and continued stock price appreciation over time • Encourage employee retention through long - term value creation Our executive compensation program is designed to attract and retain highly qualified executive officers and to incentivize them to provide superior performance for the benefit of our company and stockholders Note: Please see pages 6 - 7, 62 and our Compensation Discussion and Analysis beginning on page 29 in our 2022 Proxy Statement

11 Anika is laser focused on becoming the leader in joint preservation – one of the highest opportunity spaces in orthopedics 01 2022 is a foundational year of execution on our product pipeline and commercial strategy to deliver targeted value to the ASC in early intervention orthopedics 02 03 04 SUMMARY Approval of amendment to Incentive Plan to add shares will allow us to attract, motivate, and retain highly qualified employees to execute our strategic plan Positioning to accelerate revenue growth, growing EBITDA margin and cash flows

SAFE HARBOR STATEMENTS Cautionary Note on Forward - looking Statements The statements made in, and during the course of, this presentation that are not statements of historical fact, including tho se related to the Company’s commercial capabilities, initiatives and production, its product pipeline and associated timelines, its upcoming corporate milestones, a nd its growth strategy and projections, are forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securit ies Exchange Act of 1934. Forward - looking statements in “believe,” “will,” “would,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “likely,” and ot her expressions, which are predictions of, or indicate future events and trends, and which do not constitute historical matters, identify forward - looking statements, i ncluding, without limitation, relating to the impact of the COVID - 19 global pandemic and related developments on our ongoing business, clinical studies and future expecta tions with respect to its 2022 business objectives and financial performance, those statements related to the Company’s product pipeline, the regulator y s tatus, including plans for expanded indications, of the Company’s products, the market potential of the Company’s products, and management’s discussion of the Company’s growth and strategic plans. The Company's actual results could differ materially from any anticipated future results, performance or ach iev ements described in the forward - looking statements as a result of a number of factors, both known and unknown, including, without limitation, future strategi c d ecisions made by the Company, the results of its research and development efforts and the timing of regulatory approvals. 12